OTHER LOSSES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
OTHER LOSSES
Change of financial liabilities with fair value through profit and loss (Note 29, Note 30)	$ (39,105)	$ (2,957)	$ (5,686)
Hedge ineffectiveness on cash flow hedges and net loss arising on interest rate swap designated as at FVTPL (Note 30)	201	(641)	(585)
Transaction cost related to FVTPL liabilities (Note a)		(4,041)
Net foreign exchange (losses) gains	1,814	1,145	400
Others, net	(2,896)	1,523	(1,030)
Total	$ (39,986)	$ (4,971)	$ (6,901)